UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2009

MOTORS LIQUIDATION COMPANY

(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 665-3994

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

As previously disclosed, on June 1, 2009, Motors Liquidation Company, formerly known as General Motors Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”) in jointly administered proceedings under Case Number 09-50026 (the “Chapter 11 Proceedings”).

On August 11, 2009, the Debtors filed with the Court an Interim Report, consisting of (i) a narrative description of the primary categories of assets and liabilities of the Debtors as of July 10, 2009, immediately following the sale of substantially all of the Debtors’ assets to General Motors Company (formerly known as NGMCO, Inc.) pursuant to section 363 of the Bankruptcy Code, (ii) a statement of the Debtors’ receipts and disbursements for the period of June 1, 2009 through July 10, 2009,  (iii) a list of the Debtors’ wholly or partially owned subsidiaries as of July 10, 2009, (iv) a list of the Debtors’ owned real property as of August 4, 2009 and (v) a schedule of retainers paid to professionals for the period of June 1, 2009 through July 10, 2009 (collectively, the “Interim Report”).  A copy of the Interim Report is attached hereto as Exhibit 99.1.  This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.

Cautionary Statements Regarding Financial and Other Data

Upon the closing of the 363 Sale on July 10, 2009, the Company ceased to have material operations. It is the Company’s strong belief that there will be no value at all for common stockholders in the bankruptcy liquidation process, even under the most optimistic of scenarios.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Interim Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors or of any other affiliate of the Company. The Interim Report is limited in scope, covers a limited period of time and has been prepared solely for the purpose of complying with applicable requirements under the Bankruptcy Code, pursuant to the orders of the Bankruptcy Court and discussions with the Office of the United States Trustee for the Southern District of New York. The financial information contained in the Interim Report is not prepared in accordance with U.S. generally accepted accounting principles, was not audited or reviewed by independent accountants, may not be subject to audit or review by external auditors of the Company at any time in the future, is in a format consistent with applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Company’s securities, the Interim Report is accurate or complete. The Interim Report contains a further description of limitations on the information contained therein. The Interim Report also contains information for periods which are shorter or otherwise different from those generally required pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or results for any period, as would otherwise be reflected in the Company’s financial statements or reports required to be filed pursuant the Exchange Act under other circumstances. Results set forth in the Interim Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, and business that is not historical information. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements. The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. The Company’s actual results and future financial condition may differ materially from those described or implied by any such forward-looking statements as a result of many factors that may be outside the Company’s control. Such factors include, without limitation: (i) the ability of the Company to develop, prosecute, confirm, and consummate its plan of liquidation with respect to the Chapter 11 Proceedings or any other plan of liquidation; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Proceedings; (iii) risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee; and (iv) the potential adverse impact of the Chapter 11 Proceedings on the Company’s liquidity or results. This list is not intended to be exhaustive.

The Company’s informational filings with the Court, including the Interim Report, are available to the public at the office of the Clerk of the Bankruptcy Court, Alexander Hamilton Custom House, One Bowling Green, New York, New York 10004-1408. Such informational filings may be available electronically, for a fee, through the Court’s Internet world wide web site (www.nysb.uscourts.gov), and/or free of cost, at a world wide web site maintained by the Company's Court-approved noticing agent (www.motorsliquidationdocket.com).

ITEM 9.01	Financial Statements and Exhibits
Number	Description
99.1	Interim Report filed by Motors Liquidation Company with the Bankruptcy Court on August 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2009 (Date)	MOTORS LIQUIDATION COMPANY (Registrant) By: /s/ James Selzer James Selzer Vice President and Treasurer

EXHIBIT INDEX

Number	Description
99.1	Interim Report filed by Motors Liquidation Company with the Bankruptcy Court on August 11, 2009